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                                                                   Exhibit 10.13

                              AMENDMENT AGREEMENT


     This AMENDMENT AGREEMENT, is dated as of July 10, 2001, by and between WEBB INTERACTIVE SERVICES, INC., a Colorado corporation (the "Company"), with headquarters located at 1899 Wynkoop, Suite 600, Denver, Colorado 80202, and CASTLE CREEK TECHNOLOGY PARTNERS LLC (the "Purchaser").

     The Company and the Purchaser entered into a Securities Purchase Agreement dated February 28, 2001 (the "Securities Purchase Agreement"), regarding the purchase and sale of shares of the Company's Series C-1 Convertible Preferred Stock, no par value ("Series C-1 Preferred Stock") and related Series C-1 Warrant ("Series C-1 Warrant"), and the Company's Series C-2 Convertible Preferred Stock, no par value ("Series C-2 Preferred Stock") and related Series C-2 Warrant ("Series C-2 Warrant"). Any capitalized term used herein that is not otherwise defined shall have the meaning specified therefor in the Securities Purchase Agreement.

     In connection with the Securities Purchase Agreement, the Company agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act pursuant to a Registration Rights Agreement dated February 28, 2001 by and between the Company and the Purchaser (the "Registration Rights Agreement").

     Because the Securities and Exchange Commission objected to the inclusion in the Registration Statement on Form S-3 (Registration No. 333-57441) of 1,000,000 shares of Common Stock issuable upon the conversion of the Series C-2 Preferred Stock and 200,000 shares of Common Stock issuable upon the exercise of the Series C-2 Warrant, the Purchaser and the Company agree to amend the Registration Rights Agreement so that those shares need not be included in the initial Registration Statement to be filed thereunder and, therefore, such inclusion will not be a condition of closing of the Series C-2 Preferred Stock and the Series C-2 Warrant. The Company acknowledges that it will be required to file a separate Registration Statement on Form S-3 if the Closing for the Series C-2 Preferred Stock and the Series C-2 Warrant occurs.

1.  AMENDMENTS TO REGISTRATION RIGHTS AGREEMENT.

     1.1 Section 2(a). The Purchaser and the Company hereby agree that Section 2(a) of the Registration Rights Agreement is hereby amended so that the Company is not obligated to file a registration statement to register 1,000,000 shares of Common Stock issuable upon the conversion of the Series C-2 Preferred Stock or 200,000 shares of Common Stock issuable upon exercise of the Series C-2 Warrant before the Filing Deadline for shares issuable upon conversion of Series C-1 Preferred Stock and exercise of Series C-1 Warrants. Instead, the Company's obligation of when it shall be required to register such shares is set forth in
Section 1.2 below.

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     1.2  C-2 Registration.  In the event of the Closing of the sale of the
Series C-2 Preferred Stock and the Series C-2 Warrant, then the Company acknowledges and agrees that, within five (5) days of the Closing, it shall be obligated to file a Registration Statement on Form S-3 for the resale of up to 1,000,000 shares of Common Stock issuable upon the conversion of the Series C-2 Preferred Stock and up to 200,000 shares of Common Stock issuable upon the exercise of the Series C-2 Warrant, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof. Accordingly, for purposes of registering the shares of Common Stock issuable upon the conversion of the Series C-2 Preferred Stock and the shares of Common Stock issuable upon the exercise of the Series C-2 Warrant, the term "Filing Deadline" used in the Registration Rights Agreement shall mean the fifth (5th) day following the Closing for the Series C-2 Preferred Stock and the Series C-2 Warrant; provided, however, that if such fifth day is not a Business Day, then the Filing Deadline shall be the Business Day immediately following the fifth day. Moreover, the Company acknowledges and agrees that for purposes of registering the shares of Common Stock issuable upon the conversion of the Series C-2 Preferred Stock and the shares of Common Stock issuable upon the exercise of the Series C-2 Warrant, the term "Registration Deadline" used in the Registration Rights Agreement shall mean ninety (90) days following the Closing for the Series C-2 Preferred Stock and the Series C-2 Warrant.

2.  SCOPE.

     2.1 Scope. Except as set forth herein, the Securities Purchase Agreement and the Registration Rights Agreement remain in full force and effect.

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement as of the date first-above written.


WEBB INTERACTIVE SERVICES, INC.


By: /s/  William R. Cullen
    -------------------------------------
Name: William R. Cullen
Title: Chief Financial Officer



CASTLE CREEK TECHNOLOGY PARTNERS LLC
By:  Castle Creek Partners, L.L.C.
Its:  Investment Manager


By: /s/  Michael L. Spolan
    -------------------------------------
Name: Michael L. Spolan
Its: Managing Director

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